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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report: March 16, 1995

                            JOHNSON CONTROLS, INC.
               (Exact Name of Registrant as Specified in Charter)


        Wisconsin                  1-5097                       39-0380010
(State of Other Jurisdiction    (Commission                 (IRS Employer
    of Incorporation)           File Number)                Identification No.)


5157 North Green Bay Avenue, P.O. Box 591, Milwaukee, WI               53201
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code      (414) 228-1200
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ITEM 7.   EXHIBITS


         See Exhibit Index included herewith which is incorporated by reference.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JOHNSON CONTROLS, INC.


Date:  March 16, 1995                   By: /s/ Ben C. M. Bastianen
     ------------------------               ----------------------------
                                        Name:   Ben C. M. Bastianen
                                              --------------------------
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                                 EXHIBIT INDEX

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EXHIBIT                                                                                         SEQUENTIAL PAGE
NUMBER                           DESCRIPTION                                                        NUMBER
- -------                          -----------                                                    ---------------
 1.1     Selling Agency Agreement, dated as of February 22, 1995,
         between the Registrant and Salomon Brothers Inc, J.P. Morgan
         Securities Inc., Lehman Brothers, Lehman Brothers, Inc. and
         BA Securities, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 1.2     Underwriting Agreement, dated as of February 23, 1995,
         between the Registrant and Salomon Brothers Inc and J.P.
         Morgan Securities Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

 4.1     Indenture, dated as of February 22, 1995,
         between the Registrant and Chemical Bank Delaware  . . . . . . . . . . . . . . . .

 4.2     Forms of Medium-Term Notes, Series C (both fixed
         rate and variable rate notes included)   . . . . . . . . . . . . . . . . . . . . .

 4.3     7.70% Debenture due 2015 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

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